UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2025 (July 7, 2025)

Silexion Therapeutics Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42253	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

12 Abba Hillel Road Ramat-Gan, Israel	5250606
(Address of principal executive offices)	(Zip Code)

+972-3-7564999
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	SLXN	The Nasdaq Stock Market LLC
Warrants exercisable for Ordinary Shares at an exercise price of $11.50 per share	SLXNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 8, 2025, Silexion Therapeutics Corp, a Cayman Islands exempted company (“Silexion” or the “Company”) filed a Current Report on Form 8-K (the “Original Report”) in order to report the decision reached by a hearings panel of the Nasdaq Stock Market (“Nasdaq”) that granted the Company’s request to remain listed on Nasdaq, subject to certain conditions. The Original Report described, among other things, the expected timing for two actual or potential developments following that hearings panel decision:

(i)	the expected timing for the transfer of the listing of the Company’s ordinary shares and warrants to the Nasdaq Capital Market from the Nasdaq Global Market; and

(ii)
to the extent the Company becomes deficient with Nasdaq Listing Rule 5550(a)(2) as a result of the bid price of the Company’s ordinary shares closing below $1.00 for 30 consecutive trading days, the expected timing for the Company’s remedying that bid price deficiency.

This Amendment No. 1 to the Original Report is being filed for the sole purpose of updating and correcting the expected timing related to those two actual or potential developments. Other than as updated and corrected hereby, the information contained in the Original Report remains as reported therein.

Item 8.01 Other Events.

Outcome of Hearing Re: Nasdaq Delisting Notice; Continued Listing of Securities

As part of the decision reached by the hearings panel of Nasdaq and conveyed to the Company on July 7, 2025, the listing of the Company’s ordinary shares and warrants will be transferred from the Nasdaq Global Market to the Nasdaq Capital Market. That transfer is expected to be effected by Nasdaq as soon as practicable, although it may not be effected on July 8, 2025, as was reported in the Original Report.

In addition, as was disclosed to the Nasdaq hearings panel and reported in the Original Report, the Company may soon become deficient as to Nasdaq Listing Rule 5550(a)(2) if the bid price of the Company’s ordinary shares closes below $1.00 for 30 consecutive trading days. In order for the Company to remedy that potential deficiency, the closing bid price for the Company’s ordinary shares would need to close above $1.00 for 10 consecutive trading days. That remedy would be expected to be achieved only after 10 trading days would elapse following the Company’s effecting a planned 1-for-15 reverse share split. Such a reverse share split must first be approved by the Company’s shareholders, which the Company anticipates will occur pursuant to Proposal 3 at the Company’s 2025 annual general meeting that is scheduled to reconvene on July 14, 2025. Such a reverse share split could furthermore only be effected after a required 10-day notice period under the Nasdaq Listing Rules following that shareholder approval, which period should conclude on or about July 25, 2025. Consequently, the 10-day trading period following the reverse share split during which the closing bid price of the Company’s ordinary shares would be expected to be above $1.00 would only conclude at least 10 trading days after July 25, 2025 (i.e., in early to mid August), and only at that time would the Company expect to have regained compliance with that potential minimum bid price deficiency.

As described in the Original Report, there can be no assurance that Silexion will successfully meet the terms of its compliance plan and/or maintain compliance with all relevant standards for maintaining its listing on the Nasdaq Capital Market.

Forward-Looking Statements

This Amendment No. 1 to the Original Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. Those statements include, without limitation, those related to the Company’s expected cure of its potential minimum bid price listing deficiency by effecting a 1-for-15 reverse share split on or about July 25, 2025 and achieving and maintaining a minimum bid price of at least $1.00 for at least 10 consecutive trading days thereafter, and all other statements that are not historical facts. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to, that the Company’s shareholders may not approve the proposed 1-for-15 reverse share split pursuant to Proposal 3 at the Company’s upcoming reconvened annual general meeting on July 14, 2025 to enable the Company’s remediation of its potential minimum bid price listing deficiency. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 18, 2025. That filing identifies and addresses other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise those forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILEXION THERAPEUTICS CORP

Date: July 8, 2025	/s/ Ilan Hadar
	Name:	Ilan Hadar
	Title:	Chief Executive Officer